TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Currently Effective Prospectus, Summary Prospectus and

Statement of Additional Information

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Transamerica Partners Institutional Small Growth

Effective on or about August 31, 2012, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Perimeter Capital Partners LLC (“Perimeter”) with respect to the Transamerica Partners Small Growth Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Institutional Small Growth (the “fund”) are invested, and will enter into a new investment sub-advisory agreement with Ranger Investment Management, L.P. (“Ranger”). The fund’s shareholders will receive an information statement (or notice of internet availability thereof) providing information regarding Ranger and its new sub-advisory agreement with TAM.

In connection with the change in sub-adviser, the fund’s investment objective and certain principal investment strategies will change. In addition, the fund’s advisory fee will be reduced. The fund’s name, its investment adviser, TAM, as well as its benchmark index and fundamental investment restrictions will remain the same.

Upon the effective date of the change in sub-adviser to Ranger, TAM’s advisory fee schedule will decrease as set forth below:

Current Advisory Fee	New Advisory Fee
0.87% of the fund’s average daily net assets	0.84% of the first $300 million 0.80% in excess of $300 million

Effective on or about August 31, 2012, the following information supplements and supersedes any contrary information in the Prospectus, Summary Prospectus and Statement of Additional Information concerning the fund:

INVESTMENT OBJECTIVE:

Seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal circumstances, the fund invests at least 80% of its nets assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on identifying high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index.

The team’s disciplined, consistent approach to both security selection and risk management seeks quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The sub-adviser’s focus is to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital. In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The team incorporates a preference towards companies with the following qualitative characteristics: conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to growth market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are thoroughly analyzed, the investment team then determines whether a company is undervalued and has sufficient upside to the stock price to warrant an investment.

The fund may invest in foreign securities via ADRs, and generally will not invest more than 10% of fund assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.

The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

SUB-ADVISER:

Ranger Investment Management, L.P. The principal business address is 300 Crescent Court, Suite 1100, Dallas, TX 75201.

PORTFOLIO MANAGERS:

Name	Sub-Adviser	Positions Over Past Five Years
W. Conrad Doenges	Ranger Investment Management, L.P.	Portfolio Manager of the fund since 2012; Portfolio Manager at Ranger Investment Management, L.P. since 2004 (small, mid and small-mid growth strategies)

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Investors Should Retain this Supplement for Future Reference

May 24, 2012

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